Fees Summary	Jul. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 41,421,002.43
Previously Paid Amount	0.00
Total Fee Amount	5,720.24
Total Offset Amount	0.00
Net Fee	$ 5,720.24